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                                                                      EXHIBIT II

                                 AMENDMENT NO. 2
                                       TO
                            ASSET PURCHASE AGREEMENT


         THIS AMENDMENT NO. 2 is dated May 31, 2001 with retroactive effect to February 7, 2001 (this "Amendment No. 2") by and among PITT-DES MOINES, INC., a Pennsylvania corporation ("Seller"), CHICAGO BRIDGE & IRON COMPANY N.V., a Netherlands company ("CB&I"), and CB&I CONSTRUCTORS, INC., a Texas corporation ("CB&I Sub," and collectively with CB&I, "Purchaser").

                                    RECITALS

         A. Seller and Purchaser entered into that certain Asset Purchase Agreement dated as of February 7, 2001, as amended by Amendment No. 1 thereto dated March 7, 2001 (the "Asset Purchase Agreement").

         B. The parties desire to further amend the Asset Purchase Agreement upon the terms and conditions set forth herein with retroactive effect to February 7, 2001.

         NOW, THEREFORE, in consideration of the mutual promises and covenants set forth in this Amendment No. 2, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

         1. Definitions. Unless specifically defined herein, each capitalized term used herein which is defined in the Asset Purchase Agreement shall have the meaning assigned to such term in the Asset Purchase Agreement. The following definitions are restated or added in alphabetical order in Section 1.1 of the Asset Purchase Agreement:

            "Contracts" has the meaning specified in Section 2.1.4 and shall include the PDM Venezuela Contracts.

            "PDM Venezuela" means Construcciones PDM, Venezuela, C.A., a Venezuelan corporation.

            "PDM Venezuela Assets" has the meaning specified in Section 2.1.16.

            "PDM Venezuela Contracts" has the meaning specified in Section
            2.1.16.

            "Retained Excluded Accounts Receivable" means $1,454,344 of collected Excluded Accounts Receivable designated by Seller and Purchaser as Excluded Assets as of May 31, 2001.

         2. Certain Interpretive Matters. Section 1.2 of the Asset Purchase Agreement is hereby amended by inserting the following sentence at the end of
Section 1.2:


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            "The Assets, Excluded Assets, Assumed Liabilities and Excluded
            Liabilities that relate to PDM Venezuela subject to this Agreement are described solely in Section 2.1.16, Section 2.2.9, Section 4.1(i) and Section 4.2(j), respectively."

         3. Purchase and Sale of Assets. Section 2.1 of the Asset Purchase Agreement is hereby amended by (i) deleting the phrase "the Significant Subsidiaries" in subsection 2.1.13 and substituting therefor "Hycon, Inc.", and
(ii) inserting a new Section 2.1.16 at the end of Section 2.1 reading as follows:

                 "2.1.16. PDM Venezuela. The following assets relating to PDM
            Venezuela: (a) machinery and equipment (including field equipment, office furniture and equipment, and computers); (b) inventories (including raw materials and work-in-process); (c) contract rights relating to the customer project contracts and the warehouse lease listed on Schedule 2.1.16(a) (the "PDM Venezuela Contracts"); (d) the accounts receivable listed on Schedule 2.1.16(b); and (e) cash on hand in the amount of $557,098. Such assets shall be referred to in this Agreement as the "PDM Venezuela Assets" and shall be deemed part of the Assets for purposes of this Agreement."

         4. Excluded Assets. (a) Section 2.2.1(b) of the Asset Purchase Agreement is hereby amended and restated to read in its entirety as follows:

            "(b) cash in certain foreign bank accounts not exceeding $580,482 in aggregate amount."

            (b) Section 2.2.3(b) of the Asset Purchase Agreement is hereby amended and restated to read in its entirety as follows:

            "(b) the construction contracts of Seller's Engineered Construction Division relating to (i) the Enron LNG Project, (ii) the Tampa Sea-3 Project, (iii) the Panama Refineria project in Colon, Panama (#48070), (iv) the H.B. Zachry Co. project in Reidsville, NC (#49055), (v) the Northwestern Mechanical project in Jones Creek, TX (#48206), (vi) the Fina Oil and Chemical Co. project in Port Arthur, TX (#49002), and (vii) subject to Section 2.3.2(b) below, the Contracts listed in subsection (a) of Section 5.1.12 of the PDM Disclosure Schedule other than those Contracts listed or described in Schedule 2.2.3 (such Contracts listed in Schedule 2.2.3 to be included in the Assets); and"

         (b) Section 2.2 of the Asset Purchase Agreement is hereby amended by inserting a new Section 2.2.9 at the end of Section 2.2 reading as follows:

                 "2.2.9. PDM Venezuela. The following assets relating to PDM
            Venezuela: (a) prepaid taxes, (b) patents, (c) building and



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            leasehold improvements, (d) goodwill and (e) miscellaneous assets
            (including guaranty deposits and deferred charges)."

         5. Purchase Price Adjustment. (a) Section 3.2(a) of the Asset Purchase Agreement is hereby amended by deleting the phrase "April 15, 2001" in the second line thereof and substituting therefor " May 8, 2001".

         (b) Section 3.2(a)(2) of the Asset Purchase Agreement is hereby amended and restated to read in its entirety as follows:

            "    (2) if the Adjusted Net Working Capital of the Divisions as
            so calculated is less than the Target Adjusted Net Working Capital of the Divisions, the Cash Amount shall be decreased by the difference between such Adjusted Net Working Capital of the Divisions and the Target Adjusted Net Working Capital of the Divisions, and Seller shall pay Purchaser cash in an amount equal to such difference."

         6. Excluded Accounts Receivable. The parties agree that the treatment of the accounts receivable (including certain unbilled retainage) described in
Section 2.2.2 of the PDM Disclosure Schedule, heretofore referred to in the Asset Purchase Agreement as "Excluded Accounts Receivable", shall be modified such that such accounts receivable (other than the Retained Excluded Accounts Receivable) shall instead be considered "Assets" rather than "Excluded Assets" and shall therefore be the sole and exclusive property of Purchaser. Toward that end, as of May 31, 2001, (i) the provisions of Section 3.3 of the Asset Purchase Agreement (and the defined term "Excluded Accounts Receivable") shall be terminated and inoperative, and Section 2.2.2(a) shall be amended in its entirety to read "Retained Excluded Accounts Receivable", (ii) any amounts previously remitted by Purchaser to Seller with respect to such formerly treated "Excluded Accounts Receivable" (other than the Retained Excluded Accounts Receivable) shall be returned to Purchaser (or credited to Purchaser in connection with the Purchase Price Adjustment provided in Section 3.2 of the Asset Purchase Agreement), and (iii) any proceeds or amounts heretofore or hereafter collected by Purchaser with respect to such formerly treated "Excluded Accounts Receivable" (other than the Retained Excluded Accounts Receivable) shall be retained by Purchaser as its sole and exclusive property.

         7. Assumed Liabilities. Section 4.1 of the Asset Purchase Agreement is hereby amended by (i) deleting the word "and" at the end of Section 4.1(g), (ii) substituting "; and" for the period at the end of Section 4.1(h), and (iii) inserting a new Section 4.1(i) at the end of Section 4.1 reading as follows:

                 "(i) The following liabilities, and only the following
            liabilities, relating to PDM Venezuela: (i) liabilities and obligations relating to the PDM Venezuela Contracts and (ii) the accounts payable listed on Schedule 2.1.16(c)."

         8. Excluded Liabilities. Section 4.2 of the Asset Purchase Agreement is hereby amended by (i) deleting the word "and" at the end of Section 4.2(h), (ii) substituting "; and"



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for the period at the end of Section 4.2(i), and (iii)
inserting a new Section 4.2(j) at the end of Section 4.2 reading as follows:

                 "(j) All liabilities and obligations arising out of or relating to the business or operations of PDM Venezuela at or for any period of time (including the period of time from February 7, 2001 to May 31, 2001), including, but not limited to, the following: (i) accrued taxes, (ii) indebtedness, and (iii) payroll, tax and other obligations relating to PDM Venezuela employees and terminated employees, other than obligations relating to former employees of PDM Venezuela whom Purchaser in its sole discretion determines to employ."

         9. Certain Tax Matters. Section 7.4(a) of the Asset Purchase Agreement is hereby amended to insert the following clause at the end of Section 7.4(a):

            "; provided, however, that all transfer, sales, value added (VAT), excise and other similar taxes and recording and filing fees pertaining to the transfer of the PDM Venezuela Assets (and any retransfer of the stock of PDM Venezuela) shall be paid by Seller."

         10. Expenses. Section 9.2 of the Asset Purchase Agreement is hereby amended to insert the following clause at the end of Section 9.2:

            "; provided, however, that Seller will pay the reasonable fees and disbursements of Purchaser's local Venezuela counsel, Benson, Perez Matos, Antkly & Watts, incurred in connection with the preparation for, and consummation of, the transfer of the PDM Venezuela Assets (and any retransfer of the stock of PDM Venezuela)."

         11. Passage of Title and Risk of Loss. Section 9.10 of the Asset Purchase Agreement is hereby amended and restated to read in its entirety as follows:

            " Legal title, equitable title and risk of loss with respect to the Assets will not pass to Purchaser until the Assets are Transferred at the Closing, which Transfer, once it has occurred, will be deemed effective for Tax, accounting and other computational purposes as of 11:59 p.m. (Central Time) on December 31, 2000 (the "Effective Time"); provided, however, that Transfer of the PDM Venezuela Assets will be deemed effective as of 1:00 p.m. (Central Time) on February 7, 2001. Notwithstanding any other provision of this Agreement to the contrary, from and after the Effective Time through February 9, 2001, any revenue or income received or recognized by Seller with respect to the Divisions (other than with respect to PDM Venezuela) shall be for the benefit of, and be paid to, Purchaser, and any cost or expense paid or incurred by Seller




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            with respect to the Divisions (other than with respect to PDM
            Venezuela) shall be for the account of, and be reimbursed by, Purchaser. Within a reasonable period after the Closing Date (and in no event later than May 31, 2001), Purchaser shall prepare and present a statement to Seller setting forth a calculation of (i) all moneys loaned, advanced or paid by Seller to, or for the benefit of, the Divisions (other than to or for the benefit of PDM Venezuela) from and after the Effective Time through February 9, 2001, (ii) all moneys loaned, advanced, dividended, paid or applied by or from the Divisions (other than by or from PDM Venezuela) to, or for the benefit of, the Seller (excluding the Divisions) or any Affiliate of Seller (including, but not limited to, any amounts so paid or applied relating to any Excluded Liability, corporate overhead charge or other corporate allocation) from and after the Effective Time through February 9, 2001, and (iii) any net funds paid, contributed or advanced to PDM Venezuela by Purchaser from February 7, 2001 through May 31, 2001 not previously accrued as a deduction to working capital on the Audited Final Balance Sheet or not previously paid or reimbursed to Purchaser by Seller, together with such documentation as is reasonably necessary to support such calculations. The net difference between the total amount shown in
            (i), on the one hand, and the aggregate amount shown in (ii) and
            (iii), on the other hand, shall be paid by Seller or Purchaser, as the case may be, at the time of the Purchase Price adjustment provided in Section 3.2."

         12. Rescission of Stock Transfer; Waiver. (a) Immediately prior to the consummation of the transfer of the PDM Venezuela Assets by Seller to Purchaser, and the assumption by Purchaser of the liabilities described in Section 4.1(i) of the Asset Purchase Agreement, Purchaser shall transfer and return to Seller the outstanding capital stock of PDM Venezuela (all such transactions hereinafter collectively referred to as the "PDM Venezuela Transactions"). In connection with such transfer to Seller of the capital stock of PDM Venezuela, Purchaser makes no representation or warranty to Seller other than the representation and warranty that Purchaser has imposed no lien, pledge or encumbrance on such capital stock during any deemed ownership thereof. The transaction by which such capital stock was originally transferred by Seller to Purchaser shall be treated as rescinded on the books and records (stock register) of PDM Venezuela.

         (b) Purchaser on its behalf and on behalf of all other Purchaser Indemnitees hereby waives any and all indemnification and other claims against Seller pursuant to Sections 3.2 or 8.2(a)(i) of the Asset Purchase Agreement or otherwise based on or relating to any discrepancy in numbers between (i) the December 31, 2000 PDM Venezuela balance sheet marked "At Closing" attached to
Schedule 2.1.16, which financial data was included in the Financial Statements originally delivered by Seller to Purchaser at Closing on February 7, 2001 and referred to in Section 5.1.4(c) of the Asset Purchase Agreement, and (ii) the December 31, 2000 PDM Venezuela balance sheet marked "Revised" attached to
Schedule 2.1.16, which revised




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financial data has been delivered by Seller to Purchaser prior to the execution of this Amendment No. 2.

         13. Purchase Option. At any time subsequent to November 30, 2001 and on or prior to November 30, 2002, Purchaser shall have the right to acquire all the outstanding capital stock of PDM Venezuela from Seller at a purchase price equal to $1,000 (One Thousand Dollars). Purchaser shall notify Seller in writing of its election to exercise such purchase option and the date estimated for consummation of such purchase (not less than five nor more than 45 days after the date of such notice, but in any event not later than November 30, 2002).

         14. Counterparts; Effectiveness. This Amendment No. 2 may be executed in counterparts, each of which when so executed being deemed an original and all of which taken together constituting one and the same agreement. This Amendment No. 2 (other than paragraph 6) and the PDM Venezuela Transactions being consummated in connection with the execution hereof shall be retroactively effective to February 7, 2001 (including for accounting and financial reporting purposes).

         15. Effect of Amendment. Except as expressly set forth herein, all terms and conditions of the Asset Purchase Agreement shall remain unchanged and in full force and effect.

         16. Governing Law. This Amendment No. 2 shall be governed by and construed in accordance with the substantive laws of the State of Illinois, without giving effect to the principles of conflicts of laws thereof.



                            [signature page follows]




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         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and year first above written.


                                      PITT-DES MOINES, INC.


                                      By: /s/ R. A. Byers
                                         ---------------------------------------
                                      Name: R. A. Byers
                                           -------------------------------------
                                      Title: VICE PRESIDENT FINANCE & TREASURER
                                            ------------------------------------


                                      CHICAGO BRIDGE & IRON COMPANY N.V.
                                      By: CHICAGO BRIDGE & IRON COMPANY
                                          B.V., its  Managing Director


                                      By: /s/ T. J. Wiggins
                                         ---------------------------------------
                                      Name: T. J. Wiggins
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                      CB&I CONSTRUCTORS, INC.


                                      By: /s/ T. J. Wiggins
                                         ---------------------------------------
                                      Name: T. J. Wiggins
                                           -------------------------------------
                                      Title:
                                            ------------------------------------




 ACCEPTED AND AGREED:
 PDM LATIN AMERICA, LTD.


 By: /s/ R. A. Byers
    ----------------------------------------
 Name: R. A. Byers
      --------------------------------------
 Title: VICE PRESIDENT FINANCE & TREASURER
       -------------------------------------





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